EXHIBIT 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350
                             As Adopted Pursuant to
                    Section 906 of Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Vital Living, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof I, Stuart A. Benson, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  January 7, 2005

/s/ Stuart A. Benson
-----------------------------------
Stuart A. Benson
Chief Executive Officer
(Principal Executive Officer)

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                            Certification Pursuant to
                             18 U.S.C. Section 1350
                             As Adopted Pursuant to
                    Section 906 of Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Vital Living, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof I, Gregg A. Linn, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  January 7, 2005


/s/ Gregg A. Linn
-----------------------------------
Gregg A. Linn
Chief Financial Officer
(Principal Accounting Officer)